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                                                                EXHIBIT 10.9.3


                                AMENDMENT TO THE
                             WASHINGTON MUTUAL, INC.
                     RETIREMENT SAVINGS AND INVESTMENT PLAN
                AMENDED AND RESTATED EFFECTIVE SEPTEMBER 30, 1998


        THIS AMENDMENT to the Washington Mutual, Inc. Retirement Savings and Investment Plan (the "RSIP") is made by Washington Mutual, Inc. (the "Company") on this 19th day of October, 1999.

                                    RECITALS:

        WHEREAS, the Company, through its subsidiary, Aristar, Inc. ("Aristar"), has agreed to acquire certain assets of Peoples Security Finance Company, Inc. ("Peoples"); and

        WHEREAS, Peoples employees hired by Aristar in connection with such acquisition generally will be offered participation in employee benefit plans of the Company; and

        WHEREAS, the Company desires to amend the RSIP to provide service credit thereunder for purposes of eligibility to participate in the RSIP to employees of an Employer who are former employees of Peoples and who are hired in connection with Aristar's acquisition of assets of Peoples; and

        WHEREAS, the Company may amend the RSIP at any time pursuant to Article XVI thereof;

        NOW, THEREFORE, effective January 1, 2000, Section 2.52(b) of the RSIP is hereby amended by the addition of a new paragraph 6 to read as follows:

                (6) Employees who were hired by the Company in connection with its purchase of assets of Peoples Security Finance Company, Inc. ("Peoples") and who were employed by Peoples or one of its affiliates immediately prior to such hire shall be credited with Service for up to one year of service performed with Peoples or its affiliates.

        IN WITNESS WHEREOF, the undersigned, an authorized officer of the Company, has executed this amendment on the day and year first written above.



                                            WASHINGTON MUTUAL, INC.


                                            By:________________________________
                                            Its:_______________________________